                                                              EXHIBIT 99

TERM SHEETS

BACM 2004-2 PRELIMINARY PAC IO
------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES LLC


-----------------------------------------------------------------------------------------------------------------
                                  CUT-OFF             ASCENDING            DESCENDING           PERIOD 1-6
CLASS          RATING             BALANCE            CUM BALANCE          CUM BALANCE         PAC IO NOTIONAL
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
A1             AAA/ Aaa           117,783,000.00       117,783,000.00     1,138,760,562.00        113,491,283.00
-----------------------------------------------------------------------------------------------------------------
A2             AAA/ Aaa           195,500,000.00       313,283,000.00     1,020,977,562.00        195,500,000.00
-----------------------------------------------------------------------------------------------------------------
A3             AAA/ Aaa           283,402,000.00       596,685,000.00       825,477,562.00        283,402,000.00
-----------------------------------------------------------------------------------------------------------------
A4             AAA/ Aaa           125,682,000.00       722,367,000.00       542,075,562.00        125,682,000.00
-----------------------------------------------------------------------------------------------------------------
A5             AAA/ Aaa           254,120,181.00       976,487,181.00       416,393,562.00        254,120,181.00
-----------------------------------------------------------------------------------------------------------------
B              AA / Aa2            27,045,564.00     1,003,532,745.00       162,273,381.00         27,045,564.00
-----------------------------------------------------------------------------------------------------------------
C              AA- / Aa3           12,811,056.00     1,016,343,801.00       135,227,817.00         12,811,056.00
-----------------------------------------------------------------------------------------------------------------
D              A / A2              24,198,662.00     1,040,542,463.00       122,416,761.00         24,198,662.00
-----------------------------------------------------------------------------------------------------------------
E              A- / A3             11,387,606.00     1,051,930,069.00        98,218,099.00         11,387,606.00
-----------------------------------------------------------------------------------------------------------------
F              BBB+ / Baa1         15,657,957.00     1,067,588,026.00        86,830,493.00         15,657,957.00
-----------------------------------------------------------------------------------------------------------------
G              BBB / Baa2           9,964,155.00     1,077,552,181.00        71,172,536.00          9,964,155.00
-----------------------------------------------------------------------------------------------------------------
H              BBB- / Baa3         15,657,958.00     1,093,210,139.00        61,208,381.00         15,657,958.00
-----------------------------------------------------------------------------------------------------------------
J              BB+ / Ba1            4,270,352.00     1,097,480,491.00        45,550,423.00          4,270,352.00
-----------------------------------------------------------------------------------------------------------------
K              BB / Ba2             5,693,803.00     1,103,174,294.00        41,280,071.00          5,693,803.00
-----------------------------------------------------------------------------------------------------------------
L              BB- / Ba3            5,693,803.00     1,108,868,097.00        35,586,268.00          5,693,803.00
-----------------------------------------------------------------------------------------------------------------
M              B+/B+                7,117,253.00     1,115,985,350.00        29,892,465.00                     -
               ----------------------------------------------------------------------------
N              B/B                  2,846,901.00     1,118,832,251.00        22,775,212.00                     -
               ----------------------------------------------------------------------------
O              B-/B-                2,846,901.00     1,121,679,152.00        19,928,311.00                     -
               ----------------------------------------------------------------------------
P              NR/NR               17,081,410.00     1,138,760,562.00        17,081,410.00                     -
               ----------------------------------------------------------------------------
Q              NA                              -     1,138,760,562.00                    -                     -
               ----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
WAC IO                          1,138,760,562.00                                                 1,104,576,380.00
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
               PERIOD 7-12          PERIOD 13-18         PERIOD 19-24        PERIOD 25-30         PERIOD 31-36
CLASS        PAC IO NOTIONAL      PAC IO NOTIONAL      PAC IO NOTIONAL      PAC IO NOTIONAL     PAC IO NOTIONAL
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
A1               107,743,269.00        83,634,383.00        56,055,613.00       29,515,768.00         3,185,243.00
--------------------------------------------------------------------------------------------------------------------
A2               195,500,000.00       195,500,000.00       195,500,000.00      195,500,000.00       195,500,000.00
--------------------------------------------------------------------------------------------------------------------
A3               283,402,000.00       283,402,000.00       283,402,000.00      283,402,000.00       283,402,000.00
--------------------------------------------------------------------------------------------------------------------
A4               125,682,000.00       125,682,000.00       125,682,000.00      125,682,000.00       125,682,000.00
--------------------------------------------------------------------------------------------------------------------
A5               254,120,181.00       254,120,181.00       254,120,181.00      254,120,181.00       254,120,181.00
--------------------------------------------------------------------------------------------------------------------
B                 27,045,564.00        27,045,564.00        27,045,564.00       27,045,564.00        27,045,564.00
--------------------------------------------------------------------------------------------------------------------
C                 12,811,056.00        12,811,056.00        12,811,056.00       12,811,056.00        12,811,056.00
--------------------------------------------------------------------------------------------------------------------
D                 24,198,662.00        24,198,662.00        24,198,662.00       24,198,662.00        24,198,662.00
--------------------------------------------------------------------------------------------------------------------
E                 11,387,606.00        11,387,606.00        11,387,606.00       11,387,606.00        11,387,606.00
--------------------------------------------------------------------------------------------------------------------
F                 15,657,957.00        15,657,957.00        15,657,957.00       15,657,957.00        15,657,957.00
--------------------------------------------------------------------------------------------------------------------
G                  9,964,155.00         9,964,155.00         9,964,155.00        9,964,155.00         9,964,155.00
--------------------------------------------------------------------------------------------------------------------
H                 15,657,958.00        15,657,958.00        15,657,958.00       15,657,958.00        15,657,958.00
--------------------------------------------------------------------------------------------------------------------
J                  4,270,352.00         4,270,352.00         4,270,352.00        4,270,352.00         1,363,962.00
--------------------------------------------------------------------------------------------------------------------
K                  5,693,803.00         5,693,803.00         5,693,803.00        5,693,803.00                    -
--------------------------------------------------------------------------------------------------------------------
L                  5,693,803.00         5,693,803.00         5,693,803.00        2,344,987.00                    -
--------------------------------------------------------------------------------------------------------------------
M                             -                    -                    -                   -                    -

N                             -                    -                    -                   -                    -

O                             -                    -                    -                   -                    -

P                             -                    -                    -                   -                    -

Q                             -                    -                    -                   -                    -


--------------------------------------------------------------------------------------------------------------------
WAC IO         1,098,828,366.00     1,074,719,480.00      1,047,140,710.00   1,017,252,049.00       979,976,344.00
--------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
            PERIOD 37-42        PERIOD 43-48        PERIOD 49-54        PERIOD 55-60        PERIOD 61-66        PERIOD 67-72
CLASS      PAC IO NOTIONAL     PAC IO NOTIONAL     PAC IO NOTIONAL     PAC IO NOTIONAL     PAC IO NOTIONAL     PAC IO NOTIONAL
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
A1                         -                   -                   -                   -                   -                   -
---------------------------------------------------------------------------------------------------------------------------------
A2            173,380,941.00      148,573,805.00      110,130,414.00                   -                   -                   -
---------------------------------------------------------------------------------------------------------------------------------
A3            283,402,000.00      283,402,000.00      283,402,000.00      190,391,820.00      172,730,366.00      155,405,341.00
---------------------------------------------------------------------------------------------------------------------------------
A4            125,682,000.00      125,682,000.00      125,682,000.00      125,682,000.00      125,682,000.00      125,682,000.00
---------------------------------------------------------------------------------------------------------------------------------
A5            254,120,181.00      254,120,181.00      254,120,181.00      254,120,181.00      254,120,181.00      254,120,181.00
---------------------------------------------------------------------------------------------------------------------------------
B              27,045,564.00       27,045,564.00       27,045,564.00       27,045,564.00       27,045,564.00       27,045,564.00
---------------------------------------------------------------------------------------------------------------------------------
C              12,811,056.00       12,811,056.00       12,811,056.00       12,811,056.00       12,811,056.00       12,811,056.00
---------------------------------------------------------------------------------------------------------------------------------
D              24,198,662.00       24,198,662.00       24,198,662.00       24,198,662.00       24,198,662.00       24,198,662.00
---------------------------------------------------------------------------------------------------------------------------------
E              11,387,606.00       11,387,606.00       11,387,606.00       11,387,606.00        7,540,026.00          802,545.00
---------------------------------------------------------------------------------------------------------------------------------
F              15,657,957.00       15,657,957.00       12,127,058.00        3,206,981.00                   -                   -
---------------------------------------------------------------------------------------------------------------------------------
G               9,964,155.00        6,265,323.00                   -                   -                   -                   -
---------------------------------------------------------------------------------------------------------------------------------
H               6,471,267.00                   -                   -                   -                   -                   -
---------------------------------------------------------------------------------------------------------------------------------
J                          -                   -                   -                   -                   -                   -
---------------------------------------------------------------------------------------------------------------------------------
K                          -                   -                   -                   -                   -                   -
---------------------------------------------------------------------------------------------------------------------------------
L                          -                   -                   -                   -                   -                   -
---------------------------------------------------------------------------------------------------------------------------------
M                          -                   -                   -                   -                   -                   -

N                          -                   -                   -                   -                   -                   -

O                          -                   -                   -                   -                   -                   -

P                          -                   -                   -                   -                   -                   -

Q                          -                   -                   -                   -                   -                   -


---------------------------------------------------------------------------------------------------------------------------------
WAC IO         944,121,389.00      909,144,154.00     860,904,541.00      648,843,870.00      624,127,855.00      600,065,349.00
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------
             PERIOD 73-78        PERIOD 79-84
CLASS      PAC IO NOTIONAL      PAC IO NOTIONAL
--------------------------------------------------
--------------------------------------------------
A1                          -                   -
--------------------------------------------------
A2                          -                   -
--------------------------------------------------
A3              40,170,798.00                   -
--------------------------------------------------
A4             125,682,000.00                   -
--------------------------------------------------
A5             254,120,181.00      243,219,920.00
--------------------------------------------------
B               27,045,564.00       27,045,564.00
--------------------------------------------------
C               12,811,056.00       12,811,056.00
--------------------------------------------------
D               18,520,181.00       13,247,701.00
--------------------------------------------------
E                           -                   -
--------------------------------------------------
F                           -                   -
--------------------------------------------------
G                           -                   -
--------------------------------------------------
H                           -                   -
--------------------------------------------------
J                           -                   -
--------------------------------------------------
K                           -                   -
--------------------------------------------------
L                           -                   -
--------------------------------------------------
M                           -                   -

N                           -                   -

O                           -                   -

P                           -                   -

Q                           -                   -


--------------------------------------------------
WAC IO         478,349,780.00      296,324,241.00
--------------------------------------------------

THE SIZING SCENARIO FOR PURPOSES OF SIZING THE PAC IO IS THE FOLLOWING:

1) 6% CDR starting in month 1, 35% loss severity, 12 month lag
2) 100% CPY with 1% Call for the PAC IO

-------------------------------------------------------------------------------
WE ARE PAYING A CONSTANT OF 9.75BPS TO THE PAC IO OFF THE CLASS H.
-------------------------------------------------------------------------------

FOR PURPOSE OF DERIVING THE PAC IO, RUN THE THE FOLLOWING SCENARIOS:

1) 100% CPY with 1% Call for the PAC IO and 6% CDR starting in month 1, 35% loss severity, 12 month lag

2) 100% CPR with 1% Call for the PAC IO (after LO)

3) 100% CPY with 1% Call for the PAC IO (after LO/YM/Penalty)

4) 0% CPR with 1 % Call for the PAC IO

PAC IO WAC IS EQUAL TO THE MEAN OF ALL 4 SCENARIOS.

                               WAC             WAC              WAC           WAC             PAC         TRUNCATE           0.03
 PAYMENT DATE   PERIOD        SCEN I         SCEN II          SCEN III      SCEN IV          IO WAC       4 DECIMAL          STRIP
  4/1/2004         0
  5/1/2004         1         5.281403         5.28140          5.28140       5.28140         5.28140       5.28140          5.25140
  6/1/2004         2         5.437766         5.45471          5.43777       5.43777         5.43777       5.43770          5.40770
  7/1/2004         3         5.281478         5.29515          5.28148       5.28148         5.28148       5.28140          5.25140
  8/1/2004         4         5.437813         5.45478          5.43781       5.43781         5.43781       5.43780          5.40780
  9/1/2004         5         5.437842         5.45482          5.43784       5.43784         5.43784       5.43780          5.40780
 10/1/2004         6         5.281594         5.29530          5.28159       5.28159         5.28159       5.28150          5.25150
 11/1/2004         7         5.437888         5.45490          5.43789       5.43789         5.43789       5.43780          5.40780
 12/1/2004         8         5.281669         5.29540          5.28167       5.28167         5.28167       5.28160          5.25160
  1/1/2005         9         5.281693         5.29544          5.28169       5.28169         5.28169       5.28160          5.25160
  2/1/2005        10         5.281728         5.29548          5.28173       5.28173         5.28173       5.28170          5.25170
  3/1/2005        11         5.282163         5.29594          5.28216       5.28216         5.28216       5.28210          5.25210
  4/1/2005        12         5.437939         5.45502          5.43794       5.43794         5.43794       5.43790          5.40790
  5/1/2005        13         5.281788         5.29558          5.28179       5.28179         5.28179       5.28170          5.25170
  6/1/2005        14         5.437956         5.45507          5.43796       5.43796         5.43796       5.43790          5.40790
  7/1/2005        15         5.281837         5.29565          5.28184       5.28184         5.28184       5.28180          5.25180
  8/1/2005        16         5.437973         5.45512          5.43797       5.43797         5.43797       5.43790          5.40790
  9/1/2005        17         5.437987         5.45514          5.43799       5.43799         5.43799       5.43790          5.40790
 10/1/2005        18         5.281915         5.29577          5.28192       5.28192         5.28192       5.28190          5.25190
 11/1/2005        19         5.438002         5.45519          5.43800       5.43800         5.43800       5.43800          5.40800
 12/1/2005        20         5.281954         5.29583          5.28195       5.28195         5.28195       5.28190          5.25190
  1/1/2006        21         5.281961         5.29586          5.28196       5.28196         5.28196       5.28190          5.25190
  2/1/2006        22         5.281980         5.29589          5.28198       5.28198         5.28198       5.28190          5.25190
  3/1/2006        23         5.284880         5.29638          5.28245       5.28245         5.28245       5.28240          5.25240
  4/1/2006        24         5.437956         5.45523          5.43796       5.43796         5.43796       5.43790          5.40790
  5/1/2006        25         5.282003         5.29595          5.28200       5.28200         5.28200       5.28200          5.25200
  6/1/2006        26         5.437950         5.45525          5.43795       5.43795         5.43795       5.43790          5.40790
  7/1/2006        27         5.282033         5.28431          5.28203       5.28203         5.28203       5.28200          5.25200
  8/1/2006        28         5.437942         5.44278          5.43794       5.43794         5.43794       5.43790          5.40790
  9/1/2006        29         5.437945         5.44280          5.43794       5.43794         5.43794       5.43790          5.40790
 10/1/2006        30         5.282082         5.28441          5.28208       5.28208         5.28208       5.28200          5.25200
 11/1/2006        31         5.437935         5.44315          5.43793       5.43793         5.43793       5.43790          5.40790
 12/1/2006        32         5.282110         5.28462          5.28211       5.28211         5.28211       5.28210          5.25210
  1/1/2007        33         5.282068         5.31291          5.28207       5.28207         5.28207       5.28200          5.25200
  2/1/2007        34         5.282045         5.32086          5.28205       5.28205         5.28205       5.28200          5.25200
  3/1/2007        35         5.284969         5.35585          5.28254       5.28254         5.28254       5.28250          5.25250
  4/1/2007        36         5.437667         5.53952          5.43767       5.43767         5.43767       5.43760          5.40760
  5/1/2007        37         5.281912         5.36088          5.28191       5.28191         5.28191       5.28190          5.25190
  6/1/2007        38         5.437551         5.53961          5.43755       5.43755         5.43755       5.43750          5.40750
  7/1/2007        39         5.281841         5.36097          5.28184       5.28184         5.28184       5.28180          5.25180
  8/1/2007        40         5.437432         5.53970          5.43743       5.43743         5.43743       5.43740          5.40740
  9/1/2007        41         5.437383         5.53976          5.43738       5.43738         5.43738       5.43730          5.40730
 10/1/2007        42         5.281739         5.36111          5.28174       5.28174         5.28174       5.28170          5.25170
 11/1/2007        43         5.437259         5.53985          5.43726       5.43726         5.43726       5.43720          5.40720
 12/1/2007        44         5.281661         5.36119          5.28166       5.28166         5.28166       5.28160          5.25160
  1/1/2008        45         5.437132         5.53994          5.43713       5.43713         5.43713       5.43710          5.40710
  2/1/2008        46         5.281581         5.36128          5.28158       5.28158         5.28158       5.28150          5.25150
  3/1/2008        47         5.282543         5.36154          5.28174       5.28174         5.28174       5.28170          5.25170
  4/1/2008        48         5.436922         5.54006          5.43692       5.43692         5.43692       5.43690          5.40690
  5/1/2008        49         5.280356         5.36168          5.28033       5.28144         5.28033       5.28030          5.25030
  6/1/2008        50         5.435313         5.54044          5.43528       5.43679         5.43528       5.43520          5.40520
  7/1/2008        51         5.280253         5.36177          5.28024       5.28136         5.28024       5.28020          5.25020
  8/1/2008        52         5.435152         5.54053          5.43514       5.43665         5.43514       5.43510          5.40510
  9/1/2008        53         5.435082         5.54058          5.43507       5.43659         5.43507       5.43500          5.40500




10/1/2008        54         5.280103         5.36190          5.28010       5.28010         5.28010       5.28010          5.25010
 11/1/2008        55         5.449443         5.54152          5.44952       5.43492         5.43492       5.43490          5.40490
 12/1/2008        56         5.292857         5.36012          5.29285       5.29193         5.29193       5.29190          5.26190
  1/1/2009        57         5.305003         5.37471          5.30516       5.29587         5.29587       5.29580          5.26580
  2/1/2009        58         5.401709         5.48630          5.40320       5.30277         5.30277       5.30270          5.27270
  3/1/2009        59         5.428095         5.49879          5.42634       5.32994         5.32994       5.32990          5.29990
  4/1/2009        60         5.618955         5.71584          5.61945       5.52683         5.52683       5.52680          5.49680
  5/1/2009        61         5.457238         5.53150          5.45724       5.45724         5.45724       5.45720          5.42720
  6/1/2009        62         5.619251         5.71592          5.61925       5.61925         5.61925       5.61920          5.58920
  7/1/2009        63         5.457091         5.53157          5.45709       5.45709         5.45709       5.45700          5.42700
  8/1/2009        64         5.619046         5.71600          5.61905       5.61905         5.61905       5.61900          5.58900
  9/1/2009        65         5.618951         5.71604          5.61895       5.61895         5.61895       5.61890          5.58890
 10/1/2009        66         5.456872         5.53169          5.45687       5.45687         5.45687       5.45680          5.42680
 11/1/2009        67         5.618740         5.71612          5.61874       5.61874         5.61874       5.61870          5.58870
 12/1/2009        68         5.456717         5.53177          5.45672       5.45672         5.45672       5.45670          5.42670
  1/1/2010        69         5.456630         5.53181          5.45663       5.45663         5.45663       5.45660          5.42660
  2/1/2010        70         5.456559         5.53185          5.45656       5.45656         5.45656       5.45650          5.42650
  3/1/2010        71         5.459718         5.53270          5.45720       5.45720         5.45720       5.45710          5.42710
  4/1/2010        72         5.618165         5.71632          5.61817       5.61817         5.61817       5.61810          5.58810
  5/1/2010        73         5.456292         5.53196          5.45629       5.45629         5.45629       5.45620          5.42620
  6/1/2010        74         5.617939         5.71640          5.61794       5.61794         5.61794       5.61790          5.58790
  7/1/2010        75         5.456125         5.53204          5.45613       5.45613         5.45613       5.45610          5.42610
  8/1/2010        76         5.617708         5.71648          5.61771       5.61771         5.61771       5.61770          5.58770
  9/1/2010        77         5.630613         5.75109          5.63100       5.61760         5.61760       5.61760          5.58760
 10/1/2010        78         5.477007         5.56436          5.47753       5.45588         5.45588       5.45580          5.42580
 11/1/2010        79         5.646527         5.74989          5.64701       5.61802         5.61802       5.61800          5.58800
 12/1/2010        80         5.553066         5.56141          5.55419       5.44827         5.44827       5.44820          5.41820
  1/1/2011        81         5.564919         5.56147          5.56537       5.50794         5.50794       5.50790          5.47790
  2/1/2011        82         5.740349         5.75182          5.74365       5.54915         5.54915       5.54910          5.51910
  3/1/2011        83         5.781357         5.79140          5.78039       5.60248         5.60248       5.60240          5.57240
  4/1/2011        84         5.927799         5.93930          5.92861       5.76198         5.76198       5.76190          5.73190


 Class XP (@100% CPP and 1% Call)

                                                           0     76,374,860.29     76,374,860.29     76,374,860.29
 Pd                Pmt Dt           Beg Bal             Prin Pmt   Int Due           Int Pmt           Tot Pmt        Eff Rt
            1     5/10/2004      1,104,576,380.00          0      1,227,073.69      1,227,073.69      1,227,073.69    1.33%
            2     6/10/2004      1,104,576,380.00          0      1,368,905.31      1,368,905.31      1,368,905.31    1.49%
            3     7/10/2004      1,104,576,380.00          0      1,227,073.69      1,227,073.69      1,227,073.69    1.33%
            4     8/10/2004      1,104,576,380.00          0      1,368,996.06      1,368,996.06      1,368,996.06    1.49%
            5     9/10/2004      1,104,576,380.00          0      1,368,996.06      1,368,996.06      1,368,996.06    1.49%
            6    10/10/2004      1,104,576,380.00          0      1,227,164.43      1,227,164.43      1,227,164.43    1.33%
            7    11/10/2004      1,098,828,366.00          0      1,356,667.52      1,356,667.52      1,356,667.52    1.48%
            8    12/10/2004      1,098,828,366.00          0      1,215,674.84      1,215,674.84      1,215,674.84    1.33%
            9     1/10/2005      1,098,828,366.00          0      1,215,674.84      1,215,674.84      1,215,674.84    1.33%
           10     2/10/2005      1,098,828,366.00          0      1,215,765.11      1,215,765.11      1,215,765.11    1.33%
           11     3/10/2005      1,098,828,366.00          0      1,216,126.16      1,216,126.16      1,216,126.16    1.33%
           12     4/10/2005      1,098,828,366.00          0      1,356,757.79      1,356,757.79      1,356,757.79    1.48%
           13     5/10/2005      1,074,719,480.00          0      1,167,191.73      1,167,191.73      1,167,191.73    1.30%
           14     6/10/2005      1,074,719,480.00          0      1,305,046.24      1,305,046.24      1,305,046.24    1.46%
           15     7/10/2005      1,074,719,480.00          0      1,167,279.98      1,167,279.98      1,167,279.98    1.30%
           16     8/10/2005      1,074,719,480.00          0      1,305,046.24      1,305,046.24      1,305,046.24    1.46%
           17     9/10/2005      1,074,719,480.00          0      1,305,046.24      1,305,046.24      1,305,046.24    1.46%
           18    10/10/2005      1,074,719,480.00          0      1,167,368.24      1,167,368.24      1,167,368.24    1.30%
           19    11/10/2005      1,047,140,710.00          0      1,245,978.03      1,245,978.03      1,245,978.03    1.43%
           20    12/10/2005      1,047,140,710.00          0      1,111,799.32      1,111,799.32      1,111,799.32    1.27%
           21     1/10/2006      1,047,140,710.00          0      1,111,799.32      1,111,799.32      1,111,799.32    1.27%
           22     2/10/2006      1,047,140,710.00          0      1,111,799.32      1,111,799.32      1,111,799.32    1.27%
           23     3/10/2006      1,047,140,710.00          0      1,112,229.10      1,112,229.10      1,112,229.10    1.27%
           24     4/10/2006      1,047,140,710.00          0      1,245,892.07      1,245,892.07      1,245,892.07    1.43%
           25     5/10/2006      1,017,252,049.00          0      1,057,076.33      1,057,076.33      1,057,076.33    1.25%
           26     6/10/2006      1,017,252,049.00          0      1,187,200.10      1,187,200.10      1,187,200.10    1.40%
           27     7/10/2006      1,017,252,049.00          0      1,057,076.33      1,057,076.33      1,057,076.33    1.25%
           28     8/10/2006      1,017,252,049.00          0      1,187,200.10      1,187,200.10      1,187,200.10    1.40%
           29     9/10/2006      1,017,252,049.00          0      1,187,200.10      1,187,200.10      1,187,200.10    1.40%
           30    10/10/2006      1,017,252,049.00          0      1,057,076.33      1,057,076.33      1,057,076.33    1.25%
           31    11/10/2006        979,976,344.00          0      1,124,950.64      1,124,950.64      1,124,950.64    1.38%
           32    12/10/2006        979,976,344.00          0        999,749.97        999,749.97        999,749.97    1.22%
           33     1/10/2007        979,976,344.00          0        999,669.61        999,669.61        999,669.61    1.22%
           34     2/10/2007        979,976,344.00          0        999,669.61        999,669.61        999,669.61    1.22%
           35     3/10/2007        979,976,344.00          0      1,000,071.41      1,000,071.41      1,000,071.41    1.22%
           36     4/10/2007        979,976,344.00          0      1,124,709.56      1,124,709.56      1,124,709.56    1.38%
           37     5/10/2007        944,121,389.00          0        957,323.59        957,323.59        957,323.59    1.22%
           38     6/10/2007        944,121,389.00          0      1,078,905.55      1,078,905.55      1,078,905.55    1.37%
           39     7/10/2007        944,121,389.00          0        957,245.45        957,245.45        957,245.45    1.22%
           40     8/10/2007        944,121,389.00          0      1,078,827.42      1,078,827.42      1,078,827.42    1.37%
           41     9/10/2007        944,121,389.00          0      1,078,749.28      1,078,749.28      1,078,749.28    1.37%
           42    10/10/2007        944,121,389.00          0        957,167.31        957,167.31        957,167.31    1.22%
           43    11/10/2007        909,144,154.00          0      1,035,219.66      1,035,219.66      1,035,219.66    1.37%
           44    12/10/2007        909,144,154.00          0        917,333.97        917,333.97        917,333.97    1.21%
           45     1/10/2008        909,144,154.00          0      1,035,143.90      1,035,143.90      1,035,143.90    1.37%
           46     2/10/2008        909,144,154.00          0        917,258.21        917,258.21        917,258.21    1.21%
           47     3/10/2008        909,144,154.00          0        917,409.73        917,409.73        917,409.73    1.21%
           48     4/10/2008        909,144,154.00          0      1,034,992.38      1,034,992.38      1,034,992.38    1.37%
           49     5/10/2008        860,904,541.00          0        854,345.72        854,345.72        854,345.72    1.19%
           50     6/10/2008        860,904,541.00          0        965,474.14        965,474.14        965,474.14    1.35%
           51     7/10/2008        860,904,541.00          0        854,273.97        854,273.97        854,273.97    1.19%
           52     8/10/2008        860,904,541.00          0        965,402.40        965,402.40        965,402.40    1.35%
           53     9/10/2008        860,904,541.00          0        965,330.66        965,330.66        965,330.66    1.35%
           54    10/10/2008        860,904,541.00          0        854,202.23        854,202.23        854,202.23    1.19%
           55    11/10/2008        648,843,870.00          0        655,792.87        655,792.87        655,792.87    1.21%
           56    12/10/2008        648,843,870.00          0        578,472.31        578,472.31        578,472.31    1.07%
           57     1/10/2009        648,843,870.00          0        580,581.05        580,581.05        580,581.05    1.07%
           58     2/10/2009        648,843,870.00          0        584,311.91        584,311.91        584,311.91    1.08%
           59     3/10/2009        648,843,870.00          0        599,019.03        599,019.03        599,019.03    1.11%
           60     4/10/2009        648,843,870.00          0        705,483.50        705,483.50        705,483.50    1.30%
           61     5/10/2009        624,127,855.00          0        640,932.30        640,932.30        640,932.30    1.23%
           62     6/10/2009        624,127,855.00          0        725,189.56        725,189.56        725,189.56    1.39%
           63     7/10/2009        624,127,855.00          0        640,828.28        640,828.28        640,828.28    1.23%
           64     8/10/2009        624,127,855.00          0        725,085.54        725,085.54        725,085.54    1.39%
           65     9/10/2009        624,127,855.00          0        725,033.53        725,033.53        725,033.53    1.39%
           66    10/10/2009        624,127,855.00          0        640,724.26        640,724.26        640,724.26    1.23%
           67    11/10/2009        600,065,349.00          0        694,959.24        694,959.24        694,959.24    1.39%
           68    12/10/2009        600,065,349.00          0        613,950.42        613,950.42        613,950.42    1.23%
           69     1/10/2010        600,065,349.00          0        613,900.41        613,900.41        613,900.41    1.23%
           70     2/10/2010        600,065,349.00          0        613,850.41        613,850.41        613,850.41    1.23%
           71     3/10/2010        600,065,349.00          0        614,150.44        614,150.44        614,150.44    1.23%
           72     4/10/2010        600,065,349.00          0        694,659.21        694,659.21        694,659.21    1.39%
           73     5/10/2010        478,349,780.00          0        459,557.56        459,557.56        459,557.56    1.15%
           74     6/10/2010        478,349,780.00          0        524,015.19        524,015.19        524,015.19    1.31%
           75     7/10/2010        478,349,780.00          0        459,517.69        459,517.69        459,517.69    1.15%
           76     8/10/2010        478,349,780.00          0        523,935.46        523,935.46        523,935.46    1.31%
           77     9/10/2010        478,349,780.00          0        523,895.60        523,895.60        523,895.60    1.31%
           78    10/10/2010        478,349,780.00          0        459,398.11        459,398.11        459,398.11    1.15%
           79    11/10/2010        296,324,241.00          0        284,076.49        284,076.49        284,076.49    1.15%
           80    12/10/2010        296,324,241.00          0        242,146.61        242,146.61        242,146.61    0.98%
           81     1/10/2011        296,324,241.00          0        256,888.75        256,888.75        256,888.75    1.04%
           82     2/10/2011        296,324,241.00          0        267,062.54        267,062.54        267,062.54    1.08%
           83     3/10/2011        296,324,241.00          0        280,224.28        280,224.28        280,224.28    1.13%
           84     4/10/2011        296,324,241.00          0        319,610.71        319,610.71        319,610.71    1.29%

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